UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

September 9, 2022
Date of Report (date of earliest event reported)

NIKE, Inc.
(Exact name of registrant as specified in its charter)

Oregon	1-10635	93-0584541
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

ONE BOWERMAN DRIVE
BEAVERTON, OR 97005-6453
(Address of principal executive offices and zip code)

(503) 671-6453
Registrant's telephone number, including area code

NO CHANGE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Class B Common Stock	NKE	New York Stock Exchange
(Title of each class)	(Trading Symbol)	(Name of each exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 16, 2022, the Board of Directors of NIKE, Inc. (the “Company”) adopted an amendment and restatement of the NIKE, Inc. Employee Stock Purchase Plan (as amended and restated, the “ESPP”), subject to shareholder approval at the Company’s annual meeting of shareholders (the “Annual Meeting”). At the Annual Meeting, held on September 9, 2022, the Company’s shareholders approved the ESPP to increase the number of shares of the Company’s Class B Common Stock authorized for issuance under the ESPP by 11,000,000 shares. A description of the ESPP was set forth in the Company’s definitive proxy statement on Form 14A filed with the U.S. Securities and Exchange Commission on July 21, 2022 (the “Proxy Statement”) in the section titled “Summary of the Employee Stock Purchase Plan.” The descriptions of the ESPP contained herein and in the Proxy Statement are qualified in their entirety by reference to the ESPP, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company’s annual meeting of shareholders was held virtually on Friday, September 9, 2022. The following matters were submitted to a vote of the shareholders, the results of which were as follows:

Proposal 1 - Election of Directors:

Directors Elected by Holders of Class A Common Stock:

	Votes Cast For	Votes Withheld	Broker Non-Votes
Cathleen A. Benko	298,107,848	0	0
Timothy D. Cook	298,107,848	0	0
John J. Donahoe II	298,107,848	0	0
Thasunda B. Duckett	298,107,848	0	0
Travis A. Knight	298,107,848	0	0
Mark G. Parker	298,107,848	0	0
John W. Rogers, Jr.	298,107,848	0	0

Directors Elected by Holders of Class B Common Stock:

	Votes Cast For	Votes Withheld	Broker Non-Votes
Alan B. Graf, Jr.	914,590,417	73,253,700	101,691,849
Peter B. Henry	971,058,364	16,785,753	101,691,849
Michelle A. Peluso	859,803,517	128,040,600	101,691,849

Proposal 2 - Advisory Vote on Executive Compensation

Class A and Class B Common Stock Voting Together:

For	Against	Abstain	Broker Non-Votes
832,876,712	451,434,918	1,640,335	101,691,849

Proposal 3 - Ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year ending May 31, 2023

Class A and Class B Common Stock Voting Together:

For	Against	Abstain	Broker Non-Votes
1,325,597,936	60,327,088	1,718,790	0

Proposal 4 - Approval of the NIKE, Inc. Employee Stock Purchase Plan, as amended and restated

Class A and Class B Common Stock Voting Together:

For	Against	Abstain	Broker Non-Votes
1,273,920,210	10,951,784	1,079,971	101,691,849

Proposal 5 - Shareholder proposal regarding a policy on China sourcing

Class A and Class B Common Stock Voting Together:

For	Against	Abstain	Broker Non-Votes
79,642,809	1,175,118,421	31,190,735	101,691,849

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit
10.1	NIKE, Inc. Employee Stock Purchase Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NIKE, Inc. (Registrant)

Date:	September 14, 2022	By:	/s/ Matthew Friend
Matthew Friend
Executive Vice President and Chief Financial Officer